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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  November 5, 1999


                           Apex Silver Mines Limited
             (Exact name of registrant as specified in its charter)


       Cayman Islands                    1-13627                         Not Applicable
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
       of incorporation)                                                      No.)

               Caledonian House
                Jennett Street
          George Town, Grand Cayman
     Cayman Islands, British West Indies                         Not Applicable
   (Address of Principal Executive Offices)                        (Zip Code)

      Registrant's telephone number, including area code:  (345) 949-0050


                                 Not Applicable
             (Former name or address, if changed since last report)

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Item 5.    Other Events.

     In connection with an offering, the Company is offering units, each unit comprised of one ordinary share, par value $0.01 per share (each, an "Ordinary Share") of the Company and one-half of a warrant (each, a "Warrant"). Each whole Warrant entitles the holder to purchase one Ordinary Share at the exercise price of $18.00 per share. The Warrants will be issued pursuant to a Warrant Agreement (the "Warrant Agreement") between the Company and American Stock Transfer & Trust Company, as Warrant Agent, dated as of November 5, 1999.

     The terms and conditions of the Warrants are set forth in the Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1.

Item 7(c).   Exhibits.

  The information set forth in the Exhibit Index is incorporated by reference herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Apex Silver Mines Limited
                                  (Registrant)

Date:  November 5, 1999           By:  /s/ Thomas S. Kaplan
                                       --------------------
                                  Name:   Thomas S. Kaplan
                                  Title:  Chairman and Chief Executive Officer


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Exhibit Index


Exhibit No.           Description
-----------           -----------

4.1                   Form of Warrant Agreement dated as of November 5, 1999.
4.2                   Form of Warrant Certificate (included as part of
                      Exhibit 4.1)

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